Exhibit 10.59

Schedule A

Stock Options 2006

Stephanie Schissler - Consultant

Stock Options –

Consultant will receive stock options for achieving these 2006 targets:

1.

Grow Cord Partners’ 1099 group to 100 field reps by end of  2006 (25,000 cap)

2.

50 options per new Cord Partners customer enrollment in calendar year 2006 (50,000 cap)

3.

Completing all marketing campaigns by deadline to include (15,000 cap)

a.

Print Campaigns

b.

Postcard campaigns

4.

Successful transition of day-to-day management of preservation counselors, lead follow-up, and customer service to Consumer Sales Manager. (35,000 cap)

Rules:

1.

Plan caps at 125,000 options to be issued.

2.

Options will have a 1 year vesting schedule

3.

Strike price will be the closing price for Dec 31, 2006

4.

Company must not be insolvent.

5.

Consultant must have not violated Code of Ethics during this time period.

6.

Even if all other criteria are met, Board of Directors has ultimate final approval on the issuance.

7.

If the consultant accomplishes the above targets by December 31, 2006, then the consultant will be awarded with stock options for the value of their goal on December 31, 2006.

________________________

____________________________

Matthew Schissler, CEO

Stephanie Schissler, Consultant

________________________

Sandra Smith, CFO

9000 W. Sunset Boulevard, Suite 400

Los Angeles, CA 90069

Ph: 310.432.4090; Fax: 310.432.4098